Supplement dated December 16, 2024, to the following Prospectuses:

Prospectus dated May 1, 2024 (as amended September 17, 2024),

for Protective® Investors Benefit Advisory Variable Annuity contracts

Prospectus dated May 1, 2024 (as amended September 17, 2024),

for Protective Aspirations Variable Annuity contracts

Prospectus dated May 1, 2024, for Protective Dimensions V Variable Annuity contracts

Contracts Issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

Supplement dated December 16, 2024, to the following Prospectuses:

Prospectus dated April 29, 2024, for Schwab Genesis Advisory Variable AnnuityTM contracts

Prospectus dated April 29, 2024, for Schwab Genesis Variable AnnuityTM contracts

Contracts Issued by Protective Life Insurance Company

PLICO Variable Annuity Account S

The QUALIFIED RETIREMENT PLANS – Other Considerations section is amended to include the following:

Inherited IRAs

In certain circumstances, the Code permits an individual designated beneficiary of a qualified retirement plan or an IRA to directly transfer the beneficiary’s interest into an Inherited IRA. If you purchase this Contract in connection with an Inherited IRA, please take the following into consideration:

•	For non-spouse beneficiaries, the purchase must be accomplished via a direct rollover from an eligible retirement plan of the deceased individual or a direct trustee-to-trustee transfer from an IRA of the deceased individual. Special rules apply to spouse beneficiaries.
•	No additional Purchase Payments will be accepted as regular cash contributions to the IRA. However, you may be able to directly roll over or transfer additional Purchase Payments from an eligible retirement plan or IRA from the same deceased individual.
•	No optional Protected Lifetime Income Benefits may be purchased.
•	No optional death benefit rider may be purchased.
•	Your investment will not remain in the Contract indefinitely and distributions must be taken pursuant to the Required Minimum Distribution rules as they apply to your situation. You could be subject to an excise tax for the failure to take a Required Minimum Distribution. See QUALIFIED RETIREMENT PLANS – In General – Required Minimum Distributions in the Prospectus.
•	You may generally make transfers between available Investment Options and make partial withdrawals greater than any amount required to be withdrawn as a Required Minimum Distribution.

Special tax rules apply to an Inherited IRA. You should work with your tax and legal counsel before you purchase this Contract as an Inherited IRA to understand any tax consequences with respect to your particular situation.